UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2010 (December 17, 2010)

CPC OF AMERICA, INC.
(Exact name of registrant as specified in Charter)

Nevada	0-24053	11-3320709
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5348 Vegas Drive, #89
Las Vegas, Nevada 89108
 (Address of Principal Executive Offices)

(702) 952-9650
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Equity Line of Credit

On December 17, 2010, pursuant to a Securities Purchase Agreement between CPC of America, Inc. (“CPC”) and Ascendiant Capital Group, LLC (“Acendiant”), CPC entered into an equity line of credit agreement with Ascendiant in order to establish a potential funding source for CPC. The equity line of credit agreement establishes what is sometimes also referred to as an equity drawdown facility.

Pursuant to a Registration Rights Agreement entered into between CPC and Ascendiant in connection with the equity line of credit, CPC agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) by January 17, 2011 and to have the registration statement declared effective by the SEC by  April 17, 2011. The registration statement will register shares of common stock to be purchased under the equity line of credit and the shares of common stock issued to Ascendiant as a commitment fee with respect to the equity line of credit. There are no penalties assessed to CPC in connection with the filing and effectiveness deadlines associated with the registration statement.

Under the equity line of credit agreement, Ascendiant has agreed to provide CPC with up to $3,000,000 of funding commencing with the seventh trading date after the effective date of the registration statement and ending 24 months thereafter. During this period, CPC may request a drawdown under the equity line of credit by selling shares of its common stock to Ascendiant and Ascendiant will be obligated to purchase the shares, subject to certain conditions. CPC may request a drawdown once every eleven trading days, although CPC is under no obligation to request any drawdowns under the equity line of credit.  There must be a minimum of two trading days between each drawdown request.

During the nine trading days following a drawdown request, CPC will calculate the amount of shares it will sell to Ascendiant and the purchase price per share.  The purchase price per share of common stock will be based on the daily volume weighted average price of CPC's common stock during each of the nine trading days immediately following the drawdown date, net of a 10% discount to such weighted average price.

CPC may request a drawdown by faxing a drawdown notice to Ascendiant, stating the amount of the drawdown and the lowest price of the common stock, if any, at which CPC is willing to sell the shares.

Calculation of Drawdown Amount, Purchase Price and Number of Shares Sold

There is no minimum amount CPC can draw down at any one time.  The maximum amount CPC can draw down at any one time is an amount equal to:

•	25% of the average daily trading volume of CPC 's common stock for the twenty trading days prior to the date of the drawdown request, multiplied by
•
The average of the volume weighted  average price of CPC 's common stock during the twenty trading days prior to the date of the drawdown request and  the  nine trading days  during the valuation period. Notwithstanding the foregoing, no draw down shall exceed $150,000 or such amount that would otherwise cause Ascendiant to exceed a beneficial ownership of 9.99%.

On the day following the delivery of the drawdown notice, a valuation period of nine trading days will start:

•
On each of the nine  trading  days  during the  valuation  period,  the number  of  shares  to be sold to  Ascendiant  will be  determined  by dividing  1/9th of the drawdown  amount by the  purchase  price on each trading  day. The purchase price will be 90% of the volume weighted average price of CPC 's common stock on that day.

•
If the  purchase  price on any  trading day during the nine trading day calculation  period is below the minimum  price  specified by CPC, then  Ascendiant  will not  purchase  any shares on that day,  and the drawdown amount will be reduced by 1/9th.

•
If CPC sets a minimum price which is too high and CPC 's stock price does not consistently meet that level during the nine trading days after its drawdown request, the amount CPC can draw and the number of shares CPC will sell to Ascendiant will be reduced. On the other hand, if CPC sets a minimum price which is too low and its stock price falls significantly but stays above the minimum price, CPC will have to issue a greater number of shares to Ascendiant based on the reduced market price.

Payment for Shares

The shares purchased on the nine trading days following a drawdown request will be issued and paid for on the second business day following the nine day trading period.

Termination of the Equity Line of Credit Agreement

The equity line of credit agreement will terminate if:

•
CPC ‘s common stock is no longer quoted on the Over The Counter Bulletin Board unless the cessation of quotation is in connection with CPC 's subsequent  listing of its common stock on the Nasdaq Capital Market, the NYSE Amex, the New York Stock Exchange or the Nasdaq National Market;

•	CPC files for protection from its creditors under the Federal Bankruptcy laws;

•	The shares which are to be sold to Ascendiant are not covered by an effective registration statement;

•	Ascendiant fails to honor a drawdown notice; or

•	the equity line of credit agreement violates any other agreement to which CPC is a party.

Commitment Fee Shares

CPC issued Ascendiant 121,622 shares of its restricted common stock in consideration for providing the equity drawdown facility. Additionally, CPC shall deliver additional shares of common stock to Ascendiant pursuant to the following terms.  On the trading day immediately following the effective date of the registration statement and in consideration for providing the equity drawdown facility, CPC will deliver to Ascendiant shares of its common stock equal in number to the amount determined by dividing $30,000 by the lesser of (i) closing bid price of CPC 's common stock on the trading day immediately preceding the date of such issuance and (ii) $0.37 (the “Issuance Price”); provided, however, if the Issuance Price is less than $0.37, CPC shall deliver additional shares of common stock equal to the difference between the number of shares calculated as $75,000 divided by the Issuance Price and 121,622 shares.  On the 30th day following the effective date of the registration statement, CPC will deliver to Ascendiant shares of its common stock equal in number to the amount determined by dividing $15,000 by the closing bid price of CPC’s common stock on the trading day immediately preceding the date of such issuance.  On the 60th day following the effective date of the registration statement, CPC shall deliver to Ascendiant shares of its common stock equal in number to the amount determined by dividing $15,000 by the closing bid price of CPC’s common stock on the trading day immediately preceding the date of such issuance.

CPC has agreed to reimburse Ascendiant $10,000 for its legal expenses relating to the equity line of credit.

Ascendiant is entitled to customary indemnification from CPC for any losses or liabilities it suffers as a result of any breach by CPC of any provisions of the equity line of credit agreement, or as a result of any lawsuit brought by any shareholder of CPC, which is not an affiliate of Ascendiant.

The commitment fee shares were issued in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.  The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

The foregoing discussion provides only a brief description of the documents described above.  The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2.

Statements in this Current Report on Form 8-K and the Shareholder Letter about our future expectations, plans and prospects, including statements containing the words "expects," “intends,” “plans,” “develop,” “believe,” “may,” “goal,” and similar expressions, are forward-looking statements. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, including cardiology therapeutic and disposable devices and products, competition, our ability to acquire, license or develop additional technologies or products, our ability to successfully develop and market products and services that we plan, our ability to reach agreements for transactions for which we are engaged in negotiations and consummate those transactions, our ability to obtain U.S. or foreign regulatory approval for our products, our ability to raise sufficient capital, our ability to protect our intellectual property and other factors in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated December 17, 2010 by and among CPC and Ascendiant Capital Group, LLC

10.2	Registration Rights Agreement dated December 17, 2010 by and among CPC and Ascendiant Capital Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CPC OF AMERICA, INC. (Registrant)

Date: December 23, 2010	By:	/s/ Marcia Hein
Marcia Hein Chief Financial Officer